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                                                                   Exhibit 10.12







                                  TRUST OF THE

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                       OF

                     TELECOMUNICACIONES DE PUERTO RICO, INC.

                            (Effective March 2, 1999)
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                              ESOP TRUST AGREEMENT

                                    PREAMBLE


         Telecomunicaciones de Puerto Rico, Inc., a Puerto Rico corporation (the "Company"), for itself and on behalf of its wholly-owned subsidiaries, Puerto Rico Telephone Company, Inc. and Celulares Telefonica, Inc., and U.S. Trust Company, National Association, as Trustee (the "Trustee"), by execution of this Trust Agreement, hereby establish effective March 2, 1999, the Trust of the Employee Stock Ownership Plan of Telecomunicaciones de Puerto Rico, Inc. for the purpose of holding and investing assets of and funding benefits under the Employee Stock Ownership Plan of Telecomunicaciones de Puerto Rico, Inc. (the "Plan") which constitutes an employee stock ownership plan within the meaning of
Section 4975(e)(7) of the United States Internal Revenue Code of 1986, as amended (the "US Code") and Section 1165(h)(1) of the Puerto Rico Internal Revenue Code of 1994, as amended (the "PR Code"). The Trustee's rights, powers, titles, duties, responsibilities, discretion, and immunities shall be governed by this Trust Agreement, the Plan, and any applicable provisions of United States or Puerto Rico law, including, but not limited to, ERISA, the US Code, and the PR Code.
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                                TABLE OF CONTENTS

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ARTICLE 1      DEFINITIONS........................................................................................2

   1.1   Incorporation of Definitions Used in Plan................................................................2
   1.2   Definitions of Terms Used Exclusively in Trust Agreement.................................................2
   1.3   Named Fiduciaries........................................................................................2

ARTICLE 2      ESTABLISHMENT OF TRUST AND CERTAIN PRIMARY CONDITIONS OF ITS OPERATION.............................2

   2.1   Establishment of Trust...................................................................................2
   2.2   Designation of Trust.....................................................................................2
   2.3   Trust Fund...............................................................................................3
   2.4   Exclusive Benefit Rule...................................................................................3
   2.5   Reversion Prohibited.....................................................................................3
   2.6   Spendthrift Clause.......................................................................................3
   2.7   Claims against the Trust Fund............................................................................3
   2.8   Employer Contributions...................................................................................4
   2.9   Distributions............................................................................................4

ARTICLE 3      INVESTMENT OF THE TRUST FUND.......................................................................4

   3.1   General Responsibility and Authority for Investment of Trust Fund Assets.................................4
   3.2   ERISA Requirements.......................................................................................4
   3.3   Investment in Company Stock..............................................................................5
   3.4   Other Trust Fund Investments.............................................................................7

ARTICLE 4      POWERS OF THE TRUSTEE..............................................................................7

   4.1   Scope of Powers..........................................................................................7
   4.2   Powers Exercised by the Trustee..........................................................................8
   4.3   Duties Relating to Voting of Shares of Company Stock and Tender Offers...................................9
   4.4   Refinancings of Exempt Loans............................................................................12
   4.5   Documents, Instruments and Facilities...................................................................12

ARTICLE 5      DUTIES AND OBLIGATIONS OF THE TRUSTEE.............................................................12

   5.1   Scope of Duties and Obligations.........................................................................12
   5.2   General Duties and Obligations..........................................................................12
   5.3   Valuation...............................................................................................13
   5.4   Records.................................................................................................13
   5.5   Reports.................................................................................................13
   5.6   Instructions............................................................................................14

ARTICLE 6      COMPENSATION, RIGHTS AND INDEMNITIES OF THE TRUSTEE...............................................15

   6.1   Compensation and Reimbursement..........................................................................15
   6.2   Rights of the Trustee...................................................................................15
   6.3   Indemnification.........................................................................................17
   6.4   Limitation of Liability of Trustee......................................................................17
   6.5   Court Proceedings and Necessary Litigation..............................................................17
   6.6   Bonding of Trustee......................................................................................18
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   6.7   Third Party.............................................................................................18
   6.8   Tax and Information Returns.............................................................................18

ARTICLE 7      RESIGNATION OR REMOVAL OF THE TRUSTEE.............................................................18

   7.1   Resignation.............................................................................................18
   7.2   Removal.................................................................................................18
   7.3   Successor Trustee.......................................................................................19
   7.4   Settlement..............................................................................................19
   7.5   Transfer to Successor Trustee...........................................................................19
   7.6   Duties of the Trustee Prior to Transfer to Successor Trustee............................................19
   7.7   Powers, Duties and Rights of the Successor Trustee......................................................19
   7.8   Merger or Consolidation Involving Corporate Trustee.....................................................19

ARTICLE 8      AMENDMENT OF THE TRUST AGREEMENT OR TERMINATION OF THE PLAN.......................................20

   8.1   Amendment of the Trust Agreement........................................................................20
   8.2   Termination of Trust....................................................................................20
   8.3   Termination of the Plan.................................................................................21
   8.4   Settlor Functions.......................................................................................22

ARTICLE 9      COMMUNICATIONS....................................................................................22

   9.1   Company's and Committee's Address.......................................................................22
   9.2   Trustee's Address.......................................................................................22
   9.3   Binding Upon Receipt....................................................................................22
   9.4   Communication in Writing................................................................................22

ARTICLE 10        MISCELLANEOUS..................................................................................23

   10.1     Gender, Tense and Headings...........................................................................23
   10.2     Governing Law........................................................................................23
   10.3     Mistake of Fact......................................................................................23
   10.4     Qualification of Plan................................................................................23
   10.5     Deductibility of Contributions.......................................................................24
   10.6     Receipt or Release...................................................................................24
   10.7     Accounting Period....................................................................................24
   10.8     Title of Trust Assets................................................................................24
   10.9     Waiver...............................................................................................24
   10.10    Partial Invalidity...................................................................................24
   10.11    Duration.............................................................................................25
   10.12    Entire Agreement; Parties Bound......................................................................25
   10.13    Executed Counterparts................................................................................25
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ARTICLE 1 DEFINITIONS

         1.1      INCORPORATION OF DEFINITIONS USED IN PLAN.

                  The definitions stated in Article I of the Plan are hereby incorporated by reference into this Trust Agreement, except to the extent otherwise defined herein.

         1.2      DEFINITIONS OF TERMS USED EXCLUSIVELY IN TRUST AGREEMENT.

          (a) "Bank" means (1) a banking institution organized under the laws of the United States; (2) a member bank of the Federal Reserve System; or (3) any other banking institution, whether or not incorporated, doing business under the laws of any state, the Commonwealth of Puerto Rico, or the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and which is supervised and examined by state (including Puerto Rico) or federal authority having supervision over banks.

          (b) "Fiduciary" means a person or organization to the extent the person or organization is a fiduciary with respect to the Plan or the Trust Fund within the meaning of ERISA section 3(21).

         1.3      NAMED FIDUCIARIES

                  The Committee shall be a named fiduciary of the Plan for purposes of section 402 of ERISA, except that, to the extent, if any, permitted by ERISA, each Participant and Beneficiary also shall be a named fiduciary with respect to the exercise of voting and tender or exchange offer rights for Company Stock credited to such Participant's or Beneficiary's Account, or to the Account of a Participant or Beneficiary who fails to provide timely instructions to the Trustee pursuant to Section 4.3, or in a Suspense Account.

ARTICLE 2 ESTABLISHMENT OF TRUST AND CERTAIN PRIMARY CONDITIONS OF ITS OPERATION

         2.1      ESTABLISHMENT OF TRUST

                  This Trust Agreement establishes a trust pursuant to the Plan that is intended to be a tax-exempt organization under US Code section 501(a) and PR Code section 1165(a). The Company and the Trustee hereby agree that the Trust Fund shall be held in trust and administered, invested and distributed for the benefit of Participants and their Beneficiaries under the terms and conditions of the Plan and this Trust Agreement.

         2.2      DESIGNATION OF TRUST

                  The trust established hereunder shall be known as the Trust of the Employee Stock Ownership Plan of Telecomunicaciones de Puerto Rico, Inc.

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         2.3      TRUST FUND

                  The Trust Fund shall consist of the cash, Company Stock and other property, if any, held by the Trustee which shall represent at any time the total of the Company Stock acquired by the Trustee, the contributions made by the Company or other persons or entities to the Trust Fund under the provisions of the Plan, or amounts transferred to the Trustee from any other trust or funding medium established under the Plan, plus the earnings and less the losses thereupon, without distinction which at the time of reference have been made by the Trustee as authorized herein. Unless otherwise directed by the Committee, the Trustee shall hold, invest, and administer the Trust assets as a single fund without identification of any part of the Trust assets to the Company or to any Participant or group of Participants or their Beneficiaries. The Trustee need not inquire into the source of any money or property transferred to it nor into the authority or right to transfer such money or property to the Trustee.

         2.4      EXCLUSIVE BENEFIT RULE

                  Except to the extent otherwise permitted by the ERISA, the US Code and the PR Code, it shall be impossible , at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, any purpose which is not for the exclusive benefit of Participants and their Beneficiaries. The preceding sentence shall not be construed in such a way as to prohibit the use of assets of the Trust Fund to pay fees and other expenses and obligations (including without limitation obligations of the Trustee under an Exempt Loan) incurred in the maintenance, administration and investment of the Trust Fund in accordance with the provisions of this Trust Agreement. No Participant or Beneficiary shall have any interest in the Trust Fund that has not been allocated to his Account, except as otherwise provided under the terms of the Plan.

         2.5      REVERSION PROHIBITED

                  Except as permitted in the Plan or in Sections 2.4, 8.3, 10.3,
10.4 and 10.5 of this Agreement, it shall be impossible for any part of the Trust Fund to revert to the Company or any Affiliate.

         2.6      SPENDTHRIFT CLAUSE

                  Except as otherwise provided by federal law, the rights of any Participant or Beneficiary to and in any benefits under the Plan shall not be subject to assignment or alienation, and no Participant or Beneficiary shall have the power to assign, transfer or dispose of such rights, nor shall any such rights to benefits be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. This Section shall not apply with respect to qualified domestic relations orders as defined in US Code section 414(p) and ERISA section 206(d)(3).

         2.7      CLAIMS AGAINST THE TRUST FUND

                  Subject to the claims procedure provided under the Plan, the Committee shall have complete control and authority to determine the existence, nonexistence, nature and amount

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of the rights and interests of all persons in or to the Trust Fund or under the
Plan. Except as otherwise required by ERISA, the Trustee shall have no duty to question or to examine any determination made by the Committee or direction given by the Committee to the Trustee in respect of such matters.

         2.8      EMPLOYER CONTRIBUTIONS

                  Employer contributions to the Trust Fund shall consist only of cash, Company Stock or other property acceptable to the Trustee. The Trustee shall have no duty to administer the Plan nor to determine that the contributions received from the Employer comply with the provisions of the Plan or any Exempt Loan, or that the assets of the Trust are adequate to provide any benefit payable pursuant to the Plan or are adequate to make the payments under any Exempt Loan. The Trustee shall have no right, power, authority, duty or responsibility to enforce payment of any contribution by the Employer to the Plan.

         2.9      DISTRIBUTIONS

                  Payments shall be made from the Trust Fund by the Trustee to such persons, in such manner, at such times, and in such amounts as the Committee shall from time to time direct in writing. The Trustee shall not be liable for any distribution made or acts done by it in reasonable reliance on written directions of the Committee. Neither shall the Trustee be obligated to inquire as to whether any payee or distributee is entitled to any payment or distribution. Rather, any payment or distribution made by the Trustee on the order or direction of the Committee shall operate as a complete discharge of all obligations of the Trustee with respect thereto. Without limiting the generality of the foregoing, the Trustee may rely upon directions from the Committee with respect to withholding obligations under the laws of the United States and Puerto Rico.

ARTICLE 3 INVESTMENT OF THE TRUST FUND

         3.1 GENERAL RESPONSIBILITY AND AUTHORITY FOR INVESTMENT OF TRUST FUND ASSETS

                  The assets of the Trust Fund shall be invested and reinvested by the Trustee, subject to and in accordance with ERISA and the provisions of this Trust Agreement.

         3.2      ERISA REQUIREMENTS

          (a) The Trustee shall discharge its duties hereunder with the care, skill, prudence and diligence, under the circumstances then prevailing, which prudent men, acting in like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and with like aims.

          (b) Except as authorized by regulations promulgated by the United States Department of Labor, no Fiduciary may maintain the indicia of ownership of any assets of the Trust Fund outside the jurisdiction of the district courts of the United States.

          (c) Notwithstanding any other provision of the Trust Agreement, the Trustee shall not be required to comply with any provision of the Trust Agreement that is not consistent

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with the requirements of Title I of ERISA. In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company or the Trustee, which shall, in the opinion of counsel to the Company or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this Trust Agreement, then, upon notice thereof to the Company or to the Trustee, as the case may be, such invalid or conflicting provisions of this Trust Agreement shall be given no further force or effect.

         3.3      INVESTMENT IN COMPANY STOCK

                  The primary purpose of the Plan is to acquire an ownership interest in the Company either from the Company or its shareholders and to provide deferred compensation benefits to Participants and Beneficiaries in the form of shares of Company Stock. Accordingly, the Plan has been established to provide for investment primarily in shares of Company Stock. In furtherance of the purpose for which the Plan has been established and designed, the Trustee shall, in accordance with the terms of the Plan, (a) acquire shares of Company Stock with assets of the Trust Fund or with the proceeds of an Exempt Loan, (b) hold unallocated shares of Company Stock which have been acquired with the proceeds of an Exempt Loan in a Suspense Account for release and allocation to the Accounts of Participants, (c) hold shares of Company Stock which have been contributed by the Company and (d) distribute to Participants or their Beneficiaries under the terms of the Plan all shares of Company Stock and other assets which have been allocated to the Accounts of such Participants in accordance with the terms of the Plan, notwithstanding any otherwise applicable fiduciary standard relating to (i) diversification of Trust Fund assets or (ii) the suitability of Company Stock as a Trust Fund investment. Subject to the provisions of the Plan, the Trustee is expressly authorized, but is not required, to hold 100% of the assets of the Trust Fund in shares of Company Stock.

                  The Trustee may purchase or sell Company Stock for the Trust Fund either (a) directly or indirectly to or from the Company or any shareholder of the Company, including any person deemed to be a "party in interest" within the meaning of ERISA section 3(14) or a "disqualified person" within the meaning of US Code section 4975 or (b) if the Company Stock is publicly traded, through "blind" transactions on a national securities exchange in which neither the purchaser nor the seller knows the identity of the other party to the transaction. In purchasing any securities on a national securities exchange, the Trustee shall give due consideration to the trading volume, if any, of Company Stock at the time of each purchase and accordingly regulate the amount and timing of such purchases so as to minimize the effect on market price fluctuations which may be caused by such purchases. The Trustee shall comply with all federal, state and Puerto Rican securities laws and with all applicable provisions of ERISA and the Plan when purchasing or selling Company Stock, including, if required, the condition that no more than adequate consideration (as defined in Section 3(18) of ERISA) be paid for such Company Stock, or no less than adequate consideration be received for such Company Stock, and no commission be charged when a purchase or sale of Company Stock is made to or from a "party in interest" or a "disqualified person."

                  The Trustee may enter into an Exempt Loan, the proceeds of which must be used within a reasonable time after their receipt by the Trustee to acquire shares of Company Stock and/or repay a prior Exempt Loan; provided, however, that the terms and conditions of the Exempt Loan together with any other documents executed by the Trustee in connection

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therewith (including without limitation any security or guarantee agreements)
shall be subject to the following provisions:

          (a) The Exempt Loan must be primarily for the benefit of the Plan Participants and their Beneficiaries. The terms of the Exempt Loan, whether or not between independent parties, must, at the time the loan is made, be at least as favorable to the Plan as the terms of a comparable loan resulting from arms'-length negotiations between independent parties. The loan must be for a specific term and must not be payable at the demand of any person, except in the case of default.

          (b) The Exempt Loan shall bear no more than a reasonable rate of interest.

          (c) Any collateral pledged to the creditor shall consist only of the shares of Company Stock acquired with the proceeds of such Exempt Loan or shares of Company Stock that were pledged as collateral in connection with a prior Exempt Loan of the Trustee that was repaid with the proceeds of the current Exempt Loan, together with all related rights, including the right to receive dividends, provided, however, that the foregoing shall not prohibit the Company from providing collateral, guarantees or other credit supports for the Exempt Loan.

          (d) Under the terms of the Exempt Loan or other documents executed by the Trustee in connection therewith, the creditor shall not have recourse against the assets of the Trust Fund except that an Exempt Loan may permit recourse with respect to (1) the collateral pledged as security for the Exempt Loan, (2) contributions (other than contributions of Company Stock) that are made to meet the Trustee's obligations under the Exempt Loan, and (3) earnings attributable to such collateral and the investment of such contributions.

          (e) The Exempt Loan or any security agreements executed by the Trustee in connection therewith shall provide for the release of shares of Company Stock from encumbrance in a manner permitted by United States Treasury Regulations under US Code section 4975(e)(7). The mere refinancing of an Exempt Loan shall not cause the release of Company Stock from a Suspense Account.

          (f) The Exempt Loan or any security agreements executed by the Trustee in connection therewith shall provide that in the event of default under such Exempt Loan, the value of the Plan assets, if any, transferred in satisfaction of such obligation must not exceed the amount of such default, and if the lender is a "disqualified person," the Exempt Loan must provide for the transfer of Plan assets only upon and to the extent of the failure of the Trustee to meet the payment schedule of the Exempt Loan. For purposes of this paragraph (f), the preceding sentence shall not apply solely because a guarantor is a disqualified person.

          (g) Payments made by the Trustee from the Trust Fund with respect to an Exempt Loan during a Plan Year shall not exceed the sum of (1) contributions (other than contributions of shares of Company Stock) made to the Trust Fund for the Plan Year and each prior Plan Year to meet its obligations under such Exempt Loan and the earnings attributable to the investment of such contributions and
(2) earnings attributable to allocated and unallocated shares of Company Stock purchased with such Exempt Loan, reduced by (3) payments made under such Exempt Loan in prior Plan Years, and increased by (4) the proceeds of any sale of

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Company Stock held in the Suspense Account. Such contributions and earnings must be accounted for separately in the books of account of the Trustee until the Exempt Loan is repaid. Notwithstanding the foregoing, if at the date of termination of the Plan, the Trustee remains indebted under any Exempt Loan, the Committee may instruct the Trustee, prior to making the final Plan allocations, to pay accrued interest and principal and to prepay the remaining principal balance of the Exempt Loan with shares of Company Stock held in the Suspense Account or with the proceeds of a sale or other disposition of such Company Stock. If any assets remain in the Suspense Account after all Exempt Loans have been fully discharged, such assets will be allocated as income of the Trust Fund for the Plan Year in which the Plan terminates.

          (h) Except as provided in the Plan or as otherwise required by applicable law, no shares of Company Stock acquired with the proceeds of an Exempt Loan shall be subject to a put, call, right of first refusal or other option or buy-sell or similar arrangement, while such Stock is held by or when distributed from the Plan, whether or not the Exempt Loan is repaid or the Plan is then an employee stock ownership plan (as defined by section 4975(e)(7) of the US Code). To the extent required by Treasury Regulation Section 54.4975-1l(a)(3)(ii), the restrictions of this paragraph (h) shall be nonterminable.

          (i) An Exempt Loan which refinances a prior Exempt Loan shall be on terms and conditions that are no less favorable in the aggregate to Participants and Beneficiaries than the terms and conditions of the prior Exempt Loan.

         3.4      OTHER TRUST FUND INVESTMENTS

                  In the discretion of the Trustee or at the direction of the Committee, the Trustee may deposit or invest any assets of the Trust Fund other than shares of Company Stock, (a) in short-term cash-equivalent investments, such as Treasury Notes, Treasury Bills or other similar short-term obligations of the United States Government or any instrumentality thereof, savings accounts, bankers' acceptances, certificates of deposit, commercial paper or other interest bearing accounts in a Bank (including those of the Trustee, if the Trustee is a Bank and such instruments or accounts bear a reasonable rate of interest), or in a non-interest bearing checking account for the purpose of meeting contemplated payments under the Plan, (b) in other securities or investments, including mutual funds, (c) in any common or collective trust fund or pooled investment fund maintained by the Trustee, and the instrument establishing any such common or collective trust fund or pooled investment fund, including all amendments thereto, shall be deemed to have been adopted and made a part of this Trust Agreement, or (d) in such other investment funds as the Committee may establish from time to time.

ARTICLE 4 POWERS OF THE TRUSTEE

         4.1      SCOPE OF POWERS

                  The Trustee shall have whatever powers are required to discharge its obligations and exercise its rights under this Trust Agreement, without being limited by any state or Puerto Rican statute or rule of law regarding investments by trustees, including (but not limited to) the powers specified in the following Sections of this Article 4, and the powers and authority granted to the Trustee under other provisions of this Trust Agreement. The enumeration of any power

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herein shall not be by way of limitation, but shall be cumulative and construed as full and complete power in favor of the Trustee.

         4.2      POWERS EXERCISED BY THE TRUSTEE

                  In furtherance of the purposes of the Plan and the Trust and except as otherwise required by the Plan or applicable law, the Trustee shall be authorized and empowered to exercise the following powers in its sole discretion:

          (a) Except as provided in Section 4.3, to sell, mortgage, pledge, lease or otherwise dispose of any securities or other property in the Trust at public or private sale.

          (b) To register any investment held in the Trust Fund in its own name or in the name of a nominee, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold any investment in bearer form, and to deposit any investment in a depositary or clearing corporation, but the books and records of the Trustee shall show that all such investments are part of the Trust Fund.

          (c) To determine, for all purposes of the Plan, the market value of any securities or other property held by the Trustee in the Trust and, where any securities or other property are determined by the Trustee not to be publicly traded, to determine their value in accordance with sound practice and standards for evaluating such property; subject, however, in the case of Company Stock held in the Trust that is not publicly traded within the meaning of US Code section 401(a)(28) or PR Code section 1165(h)(1)(B)(i), to any valuation of such Company Stock rendered by an independent appraiser selected by the Trustee.

          (d) To employ suitable agents, including such public accountants, brokers, custodians, ancillary trustees, and appraisers as shall be necessary and appropriate, and to employ counsel (which may be counsel for the Committee or the Company), and to pay their reasonable expenses and compensation. The written opinion of such counsel shall be full and complete protection of the Trustee in respect to any action taken or suffered by the Trustee hereunder in good faith and reasonable reliance on said opinion.

          (e) Other than with respect to payments required under an Exempt Loan and except as otherwise provided in Section 4.3, to sell, exchange, convey, transfer or otherwise dispose of shares of Company Stock.

          (f) To make commitments either alone or in concert with others to purchase at any future date any property, investments or securities authorized by this Agreement.

          (g) Subject to Section 4.4, to borrow funds from any lender other than the Trustee (including the Company) to finance the acquisition of Company Stock, provided however, that any evidence of indebtedness to any "party in interest" or "disqualified person" or to any other lender which is guaranteed by a "party in interest" or "disqualified person" shall be an Exempt Loan subject to the provisions of Section 3.3.

          (h) To accept, compromise or otherwise settle any obligations or liability due to or from it as Trustee hereunder, including any claim that may be asserted for taxes under

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
present or future laws, or to enforce or contest the same by appropriate legal proceedings; provided, however, that the Trustee shall first consult with the Company with regard to the merits of any such claimed obligation or liability.

          (i) Except as otherwise provided in Section 4.3, to vote Company Stock held in the Trust Fund and to exercise any other rights or privileges associated with such Stock in accordance with the terms of the Plan.

          (j) To the extent directed by the Committee, to use the proceeds of the sale or disposition of Company Stock held in the Suspense Account to repay an Exempt Loan.

         4.3 DUTIES RELATING TO VOTING OF SHARES OF COMPANY STOCK AND TENDER OFFERS

          (a) For purposes of voting or responding to offers with respect to the shares of Company Stock held by the Plan (including shares of Company Stock that are held in the Trust or in a Suspense Account and are not allocated to a Participant's or Beneficiary's Account), each Participant or Beneficiary whose Account is invested in whole or in part in shares of Company Stock shall be a "named fiduciary" within the meaning of section 403(a)(1) of ERISA. The Trustee shall follow the proper directions of the Participants and Beneficiaries with respect to such securities in the manner described in this Section 4.3. The instructions received by the Trustee from Participants or Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including directors, officers, or employees of the Company or of any other company, except as otherwise required by law.

          (b) Before each annual or special meeting of shareholders of the Company, the Trustee shall send to each Participant and Beneficiary to whose Accounts shares of Company Stock are allocated under the Plan a copy of the proxy solicitation material for the meeting, if any, together with a form requesting instructions to the Trustee on how to vote the Company Stock and other voting securities of the Company credited to the Participant's or Beneficiary's Account. Upon receipt of such instructions, the Trustee shall vote the securities as instructed. The Trustee shall vote the shares of Company Stock for which no voting instructions are timely received (including shares that are not allocated to the Account of a Participant or Beneficiary) in accordance with the voting instructions it receives with respect to a plurality of the shares of Company Stock for which it receives timely voting instructions.

          (c) In the event that a offer (such as a tender offer or exchange offer) shall be made to acquire shares of Company Stock held by the Trustee, each Participant and Beneficiary shall be entitled to direct the Trustee as to the disposition of the shares of Company Stock (including fractional shares) allocated to his Account and to direct the Trustee to take other solicited action on his behalf (excluding the voting of such shares) with respect to the shares of Company Stock allocated to his Account. The Company, with the cooperation of the Trustee, shall use its best efforts to provide each Participant and Beneficiary to whom this subsection (c) may apply with a copy of any offer solicitation material generally available to members of the public, if any, who hold the shares of Company Stock affected by the offer, or with such other written information as the offer or may provide. Such material shall be provided with a form requesting instructions to the Trustee as to the disposition under the offer of the shares of Company Stock allocated to each Account. Upon receipt of such instructions from the

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Participant or Beneficiary, the Trustee shall respond to the offer in accordance with such instructions with respect to the shares of Company Stock allocated to the Participant's or Beneficiary's Account. The Trustee shall respond to an offer described in this subsection (c) with respect to securities for which no instructions are timely received (including shares of Company Stock that are not allocated to a Participant's or Beneficiary's Account) in accordance with the instructions it receives with respect to a plurality of the shares of Company Stock for which it receives instructions.

          (d) In the event, under the terms of a tender offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such offer may be withdrawn from such offer, the Trustee shall follow instructions respecting the withdrawal of such securities from such offer that are timely received by the Trustee from the Participants, as named fiduciaries, under the foregoing provisions of this Section 4.3. The Trustee shall respond to an offer described in subsection (c) with respect to securities for which no instructions are timely received (including shares of Company Stock that are not allocated to a Participant's or Beneficiary's Account) in accordance with the instructions it receives with respect to a plurality of the shares of Company Stock for which it receives instructions, such plurality to be determined after taking into account any shares withdrawn pursuant to this subsection (d).

          (e) In the event that an offer for fewer than all of the shares of Company Stock held by the Trustee shall be received by the Trustee, each Participant who has been allocated any Company Stock subject to such offer shall be entitled to direct the Trustee as to the acceptance or rejection of such offer (as provided by subsections (a)-(d) of this Section 4.3) with respect to the largest portion of such Company Stock as may be possible given the total number or amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this Section 4.3 to sell, exchange or transfer such shares pursuant to such offer, each on a pro rata basis in accordance with the number or amount of such shares allocated to his Account. The Trustee shall sell, exchange or transfer pursuant to the offer shares of Company Stock for which Participant and Beneficiary instructions are timely received before selling, exchanging or transferring shares for which no instructions are timely received (including shares of Company Stock that are not allocated to a Participant's or Beneficiary's Account).

          (f) In the event an offer shall be received by the Trustee and instructions shall be solicited from Participants pursuant to subsections
(a)-(d) of this Section 4.3 regarding such offer, and prior to the termination of such offer, another offer is received by the Trustee for the securities subject to the first offer, the Trustee shall treat the offer as a new offer for purposes of apprising Participants of their rights to direct the Trustee and shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any securities so withdrawn for sale, exchange or transfer pursuant to the second offer and (ii) with respect to securities not tendered for sale, exchange or transfer pursuant to the first offer, whether to tender or not to tender such securities for sale, exchange or transfer pursuant to the second offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner as provided in subsections (a)-(d) of this Section 4.3. In the event a Participant who failed to direct the Trustee with respect to the first offer directs the Trustee in response to a subsequent offer, the Trustee will be subject to that Participant's direction with respect to the instructions given pursuant to (i) and (ii) above. In the event a Participant who directed the Trustee with respect to an earlier offer fails to direct the Trustee in response to a subsequent offer, the Participant and the shares for which he would have been entitled to provide the Trustee with directions will thereafter be subject to the directions of Participants with respect to the latest tender or exchange offer. With respect to any further offer for any Company Stock received by the Trustee and subject to any earlier offer (including successive offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

          (g) A Participant's instructions to the Trustee to tender or exchange shares of Company Stock will not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Participant's interest in the Plan. Funds received in exchange for tendered shares will be credited to the Account of the Participant whose shares were tendered or the Suspense Account from which such shares were tendered.

          (h) In the event that a tender or exchange offer is received by the Trustee before any shares of Company Stock have been allocated to the Accounts of Participants, the then Participants in the Plan, as Named Fiduciaries, shall confidentially instruct the Trustee whether or not to accept the offer. The Trustee shall respond to the tender or exchange offer by following the instructions of such Participants on a one person - one vote basis in the same proportion and in the same manner as provided in this Section 4.3 pursuant to the instructions timely received by the Trustee.

          (i) The Trustee shall take all steps necessary, including appointment of a corporate trustee and/or an outside independent administrator to the extent such action, after consultation with the Company and the Committee, is found necessary to maintain confidentiality of Participant responses and/or to adequately discharge their obligations as Named Fiduciary.

          (j) In the event the Company initiates a tender or exchange offer, the Trustee may, in its sole discretion, enter into an agreement with the Company not to tender or exchange any shares of Company Stock in such offer, in which event, the foregoing provisions of this section 4.3 shall have no effect with respect to such offer and the Trustee shall not tender or exchange any shares of Company Stock (allocated or unallocated) in such offer.

          (k) In the case of shares of Company Stock that previously had been allocated to an Account under the Plan, the proceeds received upon the acceptance of any offer described in subsection (c), above, shall be invested by the Trustee as directed by the Committee. In the case of shares of Company Stock that previously had not been allocated to an Account under the Plan, the proceeds received upon the acceptance of an offer described in subsection (c), above, shall be used to repay an outstanding Exempt Loan, reinvested in shares of Company Stock, or allocated to Participants and Beneficiaries in a manner directed by the Committee.

          (l) The provisions of this Section 4.3 shall not apply if and to the extent that, upon the advice of counsel, the Trustee determines that such provisions would violate ERISA or other laws or any fiduciary duty owed to Participants and Beneficiaries.

         4.4      REFINANCINGS OF EXEMPT LOANS

                  No Exempt Loan shall be refinanced by the Trustee except pursuant to directions of the Committee and only to the extent the terms and conditions of the refinanced Exempt Loan satisfy Section 3.3(i).

         4.5      DOCUMENTS, INSTRUMENTS AND FACILITIES

          (a) In order to effectuate the specific powers and authority herein granted to the Trustee, the Trustee may make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate.

          (b) The Trustee may use its own facilities in effecting any transaction involving assets of the Trust Fund, unless such use is prohibited by ERISA section 406 or US Code section 4975.

ARTICLE 5 DUTIES AND OBLIGATIONS OF THE TRUSTEE

         5.1      SCOPE OF DUTIES AND OBLIGATIONS

          (a) The Trustee agrees to perform the duties and obligations imposed by this Trust Agreement, to the extent those duties or obligations are consistent with applicable law. No duties or obligations shall be imposed upon the Trustee with respect to the Trust Fund unless undertaken by the Trustee under the express terms of this Trust Agreement or unless imposed upon the Trustee by statute or at common law. The Trustee shall have no duty or obligation to advise Participants or Beneficiaries as to the effect of federal, state or Puerto Rico securities laws on the Plan, the Trust Fund or any distributions therefrom.


          (b) The Trustee shall comply with the provisions of any applicable United States or Puerto Rico law, including but not limited to ERISA, the US Code, and the PR Code.

          (c) Notwithstanding any provision of this Trust Agreement to the contrary, the Trustee shall have no duties, responsibilities or obligations under or with respect to and shall not be deemed to have knowledge or constructive knowledge of, any provision of the Plan, except to the extent the Trustee is directed by the Committee to take any action in accordance with one or more provisions of the Plan.

         5.2      GENERAL DUTIES AND OBLIGATIONS

          (a) The Trustee shall hold all property received by it and any income and gains thereupon. The Trustee shall manage, invest and reinvest the Trust Fund, shall collect the income therefrom, and shall make payments as provided in the Plan and in this Trust Agreement. The Trustee may utilize depositories to hold assets of the Trust Fund, provided however that the Trustee shall not be relieved of any fiduciary responsibility with respect to the assets so held.

          (b) The Trustee is responsible only for money or assets that it actually receives. The Trustee has no duty to compute amounts to be paid to it by the Employer or to enforce collection of any contribution due from the Employer. The Trustee is not responsible for the correctness of the computation of the amount of any contribution made or to be made by the Employer.

          (c) The Trustee shall make payments and disbursements from the Trust Fund in accordance with Section 2.9 of the Trust Agreement.

          (d) Subject to the provisions of Section 8.2(c), the Trustee shall comply with any directive issued by the Company's Board of Directors or the Committee to withdraw and transfer all or any part of the Trust Fund to another trustee or another successor funding agent.

         5.3      VALUATION

          (a) The Trustee shall determine, and report to the Committee, the current fair market value of the assets and liabilities of the Trust Fund, and Participants' and Beneficiaries' interests therein, as of the regular Valuation Date and as of any interim Valuation Date that may be fixed by the Committee.

          (b) The fair market value of assets of the Trust Fund shall be determined by the Trustee. In valuing the assets, the Trustee may rely on information from the Company, the Committee, appraiser or other sources, and to the extent permitted by applicable law will not be liable for an inaccurate valuation based in good faith on such information. Notwithstanding the foregoing, the fair market value of shares of Company Stock shall be (i) if the Company Stock is readily traceable on an established securities market, the fair market value of such stock on such market on the Valuation Date or (ii) if the Company Stock is not readily traceable on an established securities market, the fair market value determined in good faith by the Trustee based upon an appraisal by an independent appraiser meeting requirements similar to the requirements of US Code section 170(a)(1) and PR Code section 1165(a)(10).

          (c) Reasonable costs incurred in valuing the Trust Fund that are not paid by the Company shall be a charge against the Trust Fund.

         5.4      RECORDS

                  The Trustee shall keep complete accounts of all investments, receipts and disbursements, other transactions hereunder, and gains and losses resulting from same. Such accounts shall be sufficiently detailed to meet the requirements of the Plan and the Trustee's duties of reporting and disclosure required under applicable federal, state or Puerto Rican law as shall exist from time to time. All accounts, books, contracts and records relating to the Trust Fund shall be open to inspection and audit at all reasonable times by any person designated by the Committee.

         5.5      REPORTS

          (a) Within 90 days following the close of each Plan Year, and as otherwise directed by the Committee, and within 90 days following the Trustee's resignation or removal under Article 7 of this Trust Agreement, the Trustee shall furnish the Committee with a written report setting forth the transactions effected by the Trustee during the period since it last furnished such a report and any gains or losses resulting from same, any payments or disbursements made by the Trustee during such period, the assets of the Trust Fund as of the last day of such period (at cost and at fair market value), and any other information about the Trust Fund that the Committee may reasonably request. The Trustee shall certify the accuracy of the report if such certification is required by any applicable federal, state or Puerto Rican law or regulation.

          (b) Each report submitted pursuant to subsection (a) shall be examined by the Committee. If the Committee approves of such report, the Trustee shall be forever released from any liability of accountability with respect to the propriety of any of its accounts or transactions so reported, as if such account had been settled by judgment or decree of a court of competent jurisdiction in which the Trustee, the Committee, the Company, and all persons having or claiming any interest in the Trust Fund were made parties. The foregoing, however, is not to be construed to deprive the Trustee of the right to have its account judicially settled if it so desires.

          (c) The Committee may approve of any report furnished by the Trustee under subsection (a) either by written statement of approval furnished to the Trustee or shall be deemed to have approved of any such report by failure to file a written objection to the report with the Trustee within 90 days of the date on which the Committee receives such report. The Committee shall not be liable to any person for its approval, disapproval or failure to approve any such report rendered by the Trustee.

          (d) The Trustee shall render such interim accounts for such intervals and as of such dates, and setting forth such information, as the Company or the Committee reasonably direct from time to time.

          (e) Upon request from the Company or the Committee, the Trustee shall reasonably cooperate with and provide reports and data to firms selected and appointed by the Company or the Committee.


          (f) The Trustee shall retain all records and accounts it develops in regard to the Trust in a form readily accessible to the Trustee and the Company and for such length of time as the Company directs or, if greater, as is required by law.

         5.6      INSTRUCTIONS

                  All communications required hereunder from the Company or the Committee to the Trustee shall be in writing signed by an officer of the Company or by a member of the Committee authorized to sign on its behalf. The Committee may authorize one or more of its members to sign on its behalf all communications required hereunder between the Committee and the Trustee. At all times during which communications between the Committee and the Trustee are required hereunder, the Company and the Committee shall keep the Trustee advised of the names and specimen signatures of all members of the Committee and the individuals authorized to sign on behalf of the Committee. In the absence of any notification of changes, the Trustee may assume that the members of the Committee are the same as last reported by the Company to the Trustee.

ARTICLE 6 COMPENSATION, RIGHTS AND INDEMNITIES OF THE TRUSTEE

         6.1      COMPENSATION AND REIMBURSEMENT

          (a) The Trustee shall receive for its services reasonable compensation as agreed upon in writing from time to time between the Company and the Trustee, unless the Trustee is an Employee, in which case the Trustee shall serve without compensation.

          (b) The Trustee shall be reimbursed for all reasonable expenses it incurs in the performance of its duties arising under the Plan, this Trust Agreement, and ERISA. In this regard, reasonable expenses include (but are not limited to) accounting, consulting, appraisal, legal, brokerage, custodial and actuarial fees related to the administration of the Plan and this Trust Agreement, as well as legal fees incurred in connection with any legal action taken in respect of the Trustee's duties.

          (c) Compensation and expenses payable under this Section 6.1 shall be paid from the Trust Fund (and may be charged, if applicable, to an appropriate subaccount or subtrust), unless the Company pays such compensation and expenses directly. In addition, the Company in its discretion may reimburse the Trust Fund for any such compensation and expenses paid from the Trust Fund.

         6.2      RIGHTS OF THE TRUSTEE

          (a) Whenever in the administration of the Plan a certification or direction is required to be given to the Trustee, or the Trustee deems it necessary that a matter be approved prior to taking, suffering or omitting any action hereunder, such certification or direction shall be fully made, or such matter may be deemed to be conclusively approved, by delivery to the Trustee of an instrument signed either:

                           (1) in the name of the Company by an officer of the
Company; or

                           (2) unless the matter concerns the authority of the
Committee, in the name of the Committee by the Chairman or Secretary of the Committee;

and the Trustee may fully rely upon such instrument to the extent permitted by law. Notwithstanding the foregoing, the Trustee may in its sole discretion accept such other evidence of a matter or require such further evidence as it determines to be necessary, in lieu of such instrument. The Trustee shall be protected in acting upon any notice, resolution, order, certificate, opinion, telegram, letter or other document reasonably believed by the Trustee to be genuine and to have been signed by the proper party or parties, and may act thereon without notice to a Participant or Beneficiary and without considering the rights of any Participant or Beneficiary.

          (b) The Trustee may make any payment which it is required to make hereunder by mailing an amount in satisfaction of such payment and any other necessary papers by first class mail in a sealed envelope addressed to the person to whom such payment is to be made, according to the certification of the Committee. In this respect, the Trustee shall recognize only instructions given to it by the Committee and has the right to act thereon without notice to any person and without considering the rights of any Participant or Beneficiary. The Trustee is not required to determine or to make any investigation to determine, the identity or mailing address of any person entitled to benefits under the Plan, and is entitled to withhold payment of benefits or directions to issuing companies with respect to such payment until the identity and mailing address of the Participant or Beneficiary entitled to receive such benefits is certified by the Committee. The Trustee shall not be responsible for the determination or computation of any benefit due to a Participant or Beneficiary.

          (c) In the event that any dispute arises as to the identity or rights of any person or persons to whom the Trustee is to make payment or delivery of any funds or property, the Trustee may withhold payment or delivery of such funds or property without liability until the dispute is resolved by arbitration, adjudicated by a court of competent jurisdiction, or settled by written stipulation of the parties concerned. The Trustee shall not be liable for the payment of and interest or income on the cash or other property held by it under such circumstances. The Trustee, at its discretion, may bring any action in the nature of an interpleader, but shall not be obligated to do so.

          (d) The Trustee shall be provided with specimen signatures of the current members of the Committee. The Trustee shall be entitled to rely in good faith upon any directions signed by a majority of the members of the Committee or their appointed delegate, and shall incur no liability for following such directions.

          (e) The Trustee may accept communications by photostatic teletransmissions with duplicate or facsimile signatures as a delivery of such communications in writing until notified in writing by the Committee that the use of such devices is no longer authorized.

          (f) Until advised to the contrary by the Company, the Trustee shall assume that the Trust is exempt from all federal, state, Puerto Rico and local income taxes and that any act taken by the Trustee that satisfies the applicable provisions of the US Code or ERISA is not inconsistent with, and will not violate any applicable provision of, the PR Code, and may act in accordance with those assumptions. If the whole or any part of the Trust Fund, or the proceeds thereof, becomes liable for the payment of any estate, inheritance, income or other tax, charge or assessment which the Trustee is required to pay, the Trustee shall have full power and authority to pay such tax, charge or assessment out of any money or other property in its hand for the account of the person whose interests hereunder are so liable, but at least 10 business days prior to the making of any such payment the Trustee must mail notice to the Committee of its intention to make such payment. Prior to making any transfers or distributions of any of the proceeds of the Trust Fund, the Trustee may require such releases or other documents from any lawful taxing authority and may require such indemnity from any payee or distributee, as it deems necessary.

          (g) Notwithstanding any other provision of this Trust Agreement, the Trustee shall not be required to follow the direction of any person if the Trustee determines in good faith that to do so would result in a breach of its fiduciary duties under ERISA.

         6.3      INDEMNIFICATION

          (a) The Company and its successors shall indemnify and hold harmless the Trustee from all loss or liability (including expenses and reasonable attorneys' fees) to which the Trustee may be subject by reason of its execution of its duties under this Trust Agreement, or by reason of any acts taken in good faith in accordance with directions, or acts omitted in good faith due to absence of directions, from the Committee unless such loss or liability is due to the Trustee's gross negligence or willful misconduct. The Trustee is entitled to collect on the indemnity provided by this Section 6.3 only from the Company, and is not entitled to any direct or indirect indemnity payment from assets of the Trust Fund.

          (b) In the event that the Trustee is named as a defendant in a lawsuit or proceeding involving the Plan or the Trust Fund, the Trustee shall be entitled to receive on a current basis the indemnity payments provided for in this Section. If, however, the final judgment entered in the lawsuit or proceeding holds that the Trustee is guilty of gross negligence or willful misconduct with respect to one or more counts alleged against it, the Trustee shall refund the portion of the indemnity payments that are reasonably allocable to the defense of those counts with respect to which the Trustee has been found to have committed acts of gross negligence or willful misconduct.

         6.4      LIMITATION OF LIABILITY OF TRUSTEE

          (a) If the Trustee makes a written request for directions from the Committee, the Trustee may await such directions without incurring liability. The Trustee has no duty to act in the absence of such requested directions, but the Trustee may in its discretion take such action as it deems appropriate to carry out the purposes of this Trust Agreement, without liability therefor.

          (b) The Trustee is not responsible for determining the adequacy of the Trust Fund to meet liabilities under the Plan, and is not liable for any obligations of the Plan or the Trust Fund in excess of the assets of the Trust Fund.

          (c) The Trustee shall not be liable for the acts or omissions of any other fiduciary or person with respect to the Plan or the Trust Fund except to the extent provided under Section 405(a) of ERISA.

          (d) The Trustee is not responsible for any matter affecting the administration of the Plan by the Company, the Committee, or any other person or persons to whom responsibility for administration of the Plan is delegated pursuant to the terms of the Plan.

         6.5      COURT PROCEEDINGS AND NECESSARY LITIGATION

                  The Trustee may institute, maintain or defend any litigation necessary in connection with the administration of the Trust Fund, provided, the Trustee shall be under no duty or obligation to do so unless it shall have been indemnified to its satisfaction against all expenses and liabilities which it may sustain or reasonably anticipate by reason thereof. All costs and expenses of litigation for which the Trustee would be liable shall be paid by the Company, or if not paid by the Company, from the Trust Fund. Except as required by ERISA section 502(h), only the Employer, the Committee and the Trustee shall be considered necessary parties in any legal action or proceeding with respect to the Trust Fund, and no Participant, Beneficiary or other person having an interest in the Trust Fund shall be entitled to notice. Any judgment entered on any such action or proceeding shall be binding on the Employer, Committee, Trustee and all persons claiming under the Trust. Nothing in this Section 6.5 is intended to preclude a Participant or Beneficiary from enforcing his legal rights.

         6.6      BONDING OF TRUSTEE

                  The Trustee shall not be required to furnish any bond or security for the performance of its powers and duties hereunder, unless irrespective of this provision, the Trustee is required to do so by state, Puerto Rico or federal statute or regulation.

         6.7      THIRD PARTY

                  No person dealing with the Trustee shall be obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan or this Trust Agreement. Each person dealing with the Trustee may act upon any notice, request, or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and shall not be liable to any person whomsoever in so doing. The certificate of the Trustee that it is acting in accordance with the Plan or this Trust Agreement shall be conclusive in favor of any person relying on the certificate.

         6.8      TAX AND INFORMATION RETURNS

                  The Trustee and the Company respectively shall comply with those reporting and disclosure requirements with which they are required to comply under applicable law. Except to the extent otherwise provided in the preceding sentence or in a separate agreement between the Company and the Trustee, the Company shall be responsible for timely filing all tax and information returns, as well as all required descriptions, reports, and disclosures, relating to the Plan and Trust. The Trustee shall provide the Company with such information as the Company may reasonable request to make its filings.

ARTICLE 7 RESIGNATION OR REMOVAL OF THE TRUSTEE

         7.1      RESIGNATION

                  The Trustee may resign at any time by delivering to the Company's Board of Directors or the Committee a written notice of resignation, to take effect not less than 90 days after delivery, unless such notice is waived by the Company.

         7.2      REMOVAL

                  The Company's Board of Directors or the Committee may remove the Trustee at any time by delivering to the Trustee, not less than 60 days before it is to take effect, a written notice of removal (unless such notice is waived by the Trustee).

         7.3      SUCCESSOR TRUSTEE

                  Upon the resignation or removal of the Trustee, the Company's Board of Directors or the Committee shall appoint a successor Trustee, which may accept such appointment by execution of this Trust Agreement or a successor trust agreement. In the event that no successor Trustee is appointed, the Committee shall act as Trustee until a successor is appointed.

         7.4      SETTLEMENT

                  The Trustee shall have the right to have a final settlement of the accounts of the Trust by judicial settlement in an action instituted by the Trustee in a court of competent jurisdiction, or by agreement of settlement between the Trustee and the Company.

         7.5      TRANSFER TO SUCCESSOR TRUSTEE

                  Upon settlement of the Trustee's account, the Trustee shall transfer to the successor Trustee the Trust Fund as it is then constituted and true copies of its records relating to the Trust Fund. Upon the completion of this transfer, the Trustee's responsibilities under this Trust Agreement shall cease and the Trustee shall be discharged from further accountability for all matters embraced in its settlement; provided, however, that the Trustee executes and delivers all documents and written instruments which are necessary to transfer and convey the right, title and interest in the Trust Fund assets, and all rights and privileges with respect to such assets, to the successor Trustee. Notwithstanding the foregoing, the Trustee is authorized to reserve such amount as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account. Any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the successor Trustee. Notwithstanding any provision of the Trust Agreement to the contrary, the Trustee may invest and reinvest such reserves in any investment or investment vehicle appropriate for the temporary investment of cash reserves of trust.

         7.6      DUTIES OF THE TRUSTEE PRIOR TO TRANSFER TO SUCCESSOR TRUSTEE

                  The Trustee's powers, duties, rights and responsibilities under this Trust Agreement shall continue until the date on which the transfer of the Trust Fund assets and delivery of the related documents to the successor Trustee under Section 7.5 is completed. Nothing contained herein shall relieve the Trustee of its duties under Section 5.5.

         7.7      POWERS, DUTIES AND RIGHTS OF THE SUCCESSOR TRUSTEE

                  Upon its receipt of all the assets of the Trust Fund and all of the documents related thereto, the successor Trustee shall become vested with all the estate, powers, duties, rights and discretion of the Trustee under this Trust Agreement with the same effect as though the successor Trustee were originally named as Trustee hereunder.

         7.8      MERGER OR CONSOLIDATION INVOLVING CORPORATE TRUSTEE

                  Any corporation into which a corporation acting as Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which such Trustee may be a party, shall be the successor of the Trustee hereunder without the necessity of any appointment or other action, provided it does not resign and is not removed.

ARTICLE 8         AMENDMENT OF THE TRUST AGREEMENT OR TERMINATION OF THE PLAN

          8.1 AMENDMENT OF THE TRUST AGREEMENT

          (a) The Company reserves the right to amend this Trust Agreement in the manner set forth in subsection (b) at any time and to any extent that it may deem advisable or appropriate, provided, however, that:

                           (1) No amendment may affect the duties, rights,
responsibilities or liabilities of the Trustee without its written consent;

                           (2) No amendment may have the effect of vesting in
the Company or any Affiliate any interest in or control over any property subject to the terms of this Trust Agreement; and

                           (3) No amendment may contravene the provisions of
Section 2.4.

          (b) Any amendment to this Trust Agreement shall be made only pursuant to action of the Company's Board of Directors. A certified copy of the resolution adopting any amendment and a copy of the adopted amendment as executed by the Company shall be delivered to the Trustee. Upon such action by the Company, the Trust Agreement shall be deemed amended as of the date specified as the effective date by such action or in the instrument of the amendment. The effective date of any amendment may be before, on, or after the date of such action.

          (c) Unless an amendment expressly provides otherwise, each Employer shall be bound by any amendment adopted pursuant to this Article 8.

          8.2 TERMINATION OF TRUST

                  This Agreement and the Trust created hereby may be terminated at any time by the Company, and upon such termination or upon the dissolution or liquidation of the Company in the event that a successor to the Company by operation of law or by an acquisition of its business interests shall not elect to continue this Trust, the beneficial interest of the Plan in the Trust Fund shall be paid out of the Trust in accordance with the directions of the Company; provided that the Trustee shall not be required to pay out any assets of the Trust Fund until it shall have received such rulings or determinations of the United States Internal Revenue Service, the United States Department of Labor, the Pension Benefit Guaranty Corporation, the Puerto Rico Treasury Department, or any other administrative agency as it may deem necessary or appropriate in order to assure itself that any such payment is made in accordance with the provisions of law and that it will not subject the Trust Fund or the Trustee, individually or as such Trustee, to any liability.

          8.3 TERMINATION OF THE PLAN

          (a) In the event that the Plan is terminated, the Committee shall notify the Trustee as to whether the Trust Fund is to be distributed or is to be maintained by the Trustee in accordance with the provisions of the Plan and this Trust Agreement. If the Committee directs that the Trust Fund is to be distributed, the Trustee shall establish the fair market value of the Trust Fund as of such Valuation Date as is designated by the Committee, and, after paying the reasonable expenses involved in the termination of the Plan, shall distribute all or a part of the assets of the Trust Fund (converting such assets into cash, as necessary) in accordance with the written directions of the Committee (including, to the extent permitted by applicable federal law and as directed by the Company, a direct distribution to the Company of any excess assets of the Trust Fund remaining after all liabilities of the Plan and the Trust Fund to the Participants and Beneficiaries have been satisfied).

          (b) If, at the date of termination of the Plan, the Plan remains indebted with respect to an Exempt Loan, the Committee shall instruct the Trustee, prior to making the final Plan allocations, to pay the accrued principal and interest and to prepay the remaining principal balance of the Exempt Loan with the shares of Company Stock held in the Suspense Account or with the proceeds of a sale or other disposition of such Company Stock. If any assets remain in the Suspense Account after all Exempt Loans have been fully discharged, such assets shall be allocated as income of the Trust Fund for the Plan Year in which the Plan terminates.

          (c) In the event of the withdrawal of any Employer from the Plan, the Trustee shall distribute the assets of the Trust Fund attributable to the Participants employed by the Employer, and their Beneficiaries, to the extent provided in and in accordance with the written directions of the Committee.

          (d) Notwithstanding the provisions of subsections (a), (b) and (c):

                           (1) To the extent permitted by the United States
Department of Labor, the Trustee may pay, from the assets of the Trust Fund, the reasonable expenses involved in the termination of the Trust Fund prior to distributing the assets of the Trust Fund as directed by the Committee;

                           (2) The Trustee shall not comply with any instruction
to transfer assets of the Trust Fund to the funding agent of any other employee benefit plan unless the Trustee determines that such transfer of assets will comply with the requirements of the US Code and the PR Code, and that any required actuarial statement of valuation has been properly filed; and

                           (3) The Trustee may condition the delivery, transfer
or distribution of any or all assets of the Trust Fund upon its receipt of assurance satisfactory to it that the approval of appropriate governmental or other authorities has been secured (including, if the Trustee so requests, a favorable determination letter issued by the United States Internal Revenue Service to the effect that the termination of the Plan will not adversely affect the Plan's qualified status) and that there has been proper compliance with all notices and other procedures required by applicable law.

          8.4 SETTLOR FUNCTIONS

                  Decisions regarding the design of the Plan and any decision to amend or terminate the Plan or the Trust in accordance with this Article 8 shall be made in a settlor capacity and shall not be governed by the fiduciary responsibility provisions of ERISA.

ARTICLE 9         COMMUNICATIONS

          9.1 COMPANY'S AND COMMITTEE'S ADDRESS

                  Communications to the Company shall be addressed to:

                  Vice President of Human Resources
                  Telecomunicaciones de Puerto Rico, Inc.
                  1515 Franklin D. Roosevelt Avenue
                  Guaynabo, Puerto Rico  00968
                  Telephone:        (787) 793-1818
                  Facsimile:        (787) 792-9830

Communications to the Committee shall be addressed to it in care of the Company, at the address above, provided, however, that upon the Company's or the Committee's written request, such communications shall be sent to such other address as the Company or the Committee, as the case may be, may specify.

          9.2 TRUSTEE'S ADDRESS

                  Communications to the Trustee shall be addressed to the attention of:

                  Dennis M. Kunisaki
                  U.S. Trust Company, N.A.
                  515 South Flower Street
                  Los Angeles, California  90171
                  Telephone:        (213) 861-5073
                  Facsimile:        (213) 488-1366

provided, however, that upon the written request of the Trustee, such communications shall be sent to such other address or addresses as the Trustee may specify.

          9.3 BINDING UPON RECEIPT

                  No communication shall be binding on the Trustee, Company or Committee until it is received by such party.

          9.4 COMMUNICATION IN WRITING

                  Any action of the Company or the Committee pursuant to this Trust Agreement, including all orders, requests, directions, instructions, approvals and objections of the Company or the Committee to the Trustee, shall be in writing signed on behalf of the Company or the

Committee by any duly authorized officer of the Company or member of the Committee, respectively, unless such writing requirement is waived by the Trustee. The Trustee shall be governed by such action and, to the maximum extent permitted by ERISA, be fully protected, and indemnified in accordance with and subject to the conditions of Section 6.3 hereof, in relying thereon.

ARTICLE 10 MISCELLANEOUS

          10.1 GENDER, TENSE AND HEADINGS

                  Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  Headings of Articles, Sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of this Trust Agreement.

          10.2 GOVERNING LAW

                  This Trust Agreement shall be construed and governed in all respects in accordance with applicable federal law, and, to the extent not preempted by such federal law, in accordance with the laws of the State of California.

          10.3 MISTAKE OF FACT

                  Notwithstanding any other provisions herein contained, if any contribution is made due to a mistake of fact, such contribution shall, upon the direction of the Committee, which shall be given in conformity with the provisions of ERISA, be returned to the Company or the party who made it, as directed by the Company, without liability to any person (including, but not limited to, Participants and Beneficiaries). However, in no event shall any such return be made after the expiration of one year following the payment of such contribution.

          10.4 QUALIFICATION OF PLAN

                  Notwithstanding any other provisions herein contained, the Trust Agreement is entered into on the condition that the Plan and the Trust Agreement shall be approved by the Internal Revenue Service and the Puerto Rico Department of Treasury as a qualified and exempt plan and trust under the provisions of the US Code, the PR Code and any applicable regulations. If such approval should be denied for any reason (including failure to comply with any conditions for such approval imposed by the United States Internal Revenue Service or the Puerto Rico Department of Treasury), contributions made after the execution of the Trust Agreement and prior to such denial shall, upon the direction of the Committee, which shall be given in conformity with the provisions of ERISA, be returned to the Company or the party who made it, as directed by the Company, without any liability to any person, within one year after the date of denial of such approval. All remaining assets in the Trust shall be returned to the Company.

          10.5 DEDUCTIBILITY OF CONTRIBUTIONS

                  Notwithstanding any other provisions herein contained, all contributions made under the Plan are hereby expressly conditioned upon their deductibility under Section 404 of the US Code, Section 1023 of the PR Code and any applicable regulations, as amended from time to time, and if the deduction for any contribution is disallowed in whole or in part, then such contribution (to the extent the deduction is disallowed) shall, upon the direction of the Committee, which shall be given in conformity with the provisions of ERISA, be returned to the Company or the party who made it without liability to any person. However, in no event shall any such return be made after the expiration of one year following the disallowance of the deduction.

          10.6 RECEIPT OR RELEASE

                  Any payment to any Participant or Beneficiary in accordance with the provisions of this Trust Agreement shall be in satisfaction of all claims against the Trustee to the extent of the payment, and the Trustee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

          10.7 ACCOUNTING PERIOD

                  This Trust shall adopt as its fiscal year the twelve (12) consecutive month period beginning January 1st of each year and ending December 31st of such year for accounting purposes; provided, however, that the first fiscal year shall begin on March 2, 1999, and shall end on December 31, 1999.

          10.8 TITLE OF TRUST ASSETS

                  The legal and equitable title and ownership of all assets at any time constituting a part of the Trust Fund shall be and remain with the Trustee and neither the Company nor any Participant shall ever have any legal or equitable estate therein, save and except that a Participant shall be entitled to receive distributions as and when lawfully made under the terms of the Plan and this Trust Agreement, and the Company may receive a distribution to the extent permitted by Sections 8.2(a), 8.3, 10.3, 10.4, or 10.5.

          10.9 WAIVER

                  No waiver by either party of any failure or refusal to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to comply.

          10.10 PARTIAL INVALIDITY

                  If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          10.11 DURATION

                  The Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Trust Agreement relating to amendment, modification, and termination thereof.

          10.12 ENTIRE AGREEMENT; PARTIES BOUND

                  The Trust Agreement and the Plan contain the entire agreement and understanding of the Company and the Trustee with respect to the subject matter hereof and supersede all prior agreements and understandings related to such subject matter. This Agreement shall be binding upon the parties hereto and their successors and assigns.

          10.13 EXECUTED COUNTERPARTS

                  The Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

                  IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement as of the 2nd day of March, 1999.

                                  "COMPANY"

                                  TELECOMMUNICACIONES DE PUERTO RICO,
                                  INC., A PUERTO RICO CORPORATION





                                  BY:
                                     ------------------------------------------







                                  "TRUSTEE"

                                  U.S.  TRUST COMPANY, NATIONAL ASSOCIATION





                                  BY:
                                     ------------------------------------------
                                     OTIS A. SIMNOTT, JR.
                                     VICE PRESIDENT